SelectQuote Investor Presentation February 2021 Exhibit 99.1

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices and/or changes to laws, regulations or accounting practices that could impact the recognition of commissions received and expected future renewal commissions; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third- party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third- party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent registration statement on the most recent Annual Report on Form 10-K ("Annual Report") filed by us with the Securities Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third- party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income. We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see our most recently filed Annual Report.

SelectQuote at a Glance

WHO WE ARE

We are a **leading technology-enabled, direct-to-consumer ("DTC")** distribution platform

WHAT WE DO

50+ carriers entrust us to sell their **"must own" insurance products**

HOW WE DO IT

Our **proprietary, purpose-built marketing technology** optimizes lead delivery to our **100% internal agent force, maximizing marketing ROI**

WHY WE ARE DIFFERENT

Our "Fly Wheel" is enhanced by **over 1 billion data points** and **30+ years of experience**

30+
Years in Operation

100%
Internal Agents

3MM+
Policyholders Served

1 Billion+
Data points collected

1,500+
Licensed Agents

$180Bn+
Total Addressable Market

KPIs

3.2X
LTM 2Q FY21 Revenue / CAC

90%+
Level 1 Agent Retention

32%
2Q YoY Agent Productivity Increase(2)

LTM 2Q FY21 Revenue Mix



20%
5%
75%
Senior Health
Auto & Home
Life

Consolidated

$772MM
LTM 2Q FY21 Revenue

92%
LTM 2Q FY21 YoY Revenue Growth

$226MM
LTM 2Q FY21 Adjusted EBITDA(3)

29%
LTM 2Q FY21 Adjusted EBITDA(3) Margin

Senior

132%
LTM 2Q FY21 YoY Revenue Growth

38%
LTM 2Q FY21 Adjusted EBITDA(3) Margin

Notes:
1. LTM represents Last Twelve Months financial results.as of 12/31/2020
2. Represents year-over-year increase in policy sales per agent for 2QFY21 vs. 2QFY20.
3. Adjusted EBITDA and Adjusted EBITDA Margin are Non-GAAP financial measures used to measure operating performance. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain addbacks for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. See reconciliations from Adjusted EBITDA to net income on slides 23-26.

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4 Key Investment Highlights Large and Growing End Markets Shifting to Meet Evolving Consumer Preferences Purpose-Built Technology Empowering Our Highly Skilled Internal Agent Network Unique Company Culture Developed by Experienced Management Team Simple and Attractive Business Model Driving Profitable Growth and Industry Leading LTV Self-Reinforcing Feedback Loop from Strong Carrier Relationships and Favorable Consumer Outcomes

High Degree of Visibility to Accelerating Growth of Senior Population MA / MS Enrollment Other Medicare Enrollment MA / MS Enrollment as % of Total Medicare Enrollment Demographics MA / MS Enrollment and Penetration Are Growing ($MM) 45.5 52.5 59.9 68.4 76.7 20.0 26.1 35.7 44.7 53.4 25.5 26.4 24.2 23.7 23.3 44% 50% 60% 65% 70% 2008A 2013A 2018A 2023E 2028E • The $30+ billion market for Senior is large, long-tailed, and under penetrated • Enrollment in Medicare Advantage / Supplement and other plans continues to expand and approximately 10,000 new Americans will turn 65 and become eligible each day over the next decade 5

Market Demands Have Evolved Dramatically Consumers Desire Expertise, Simplicity, Specialized Service for Complex Purchasing Decisions Industry Norm What the Market Wants Face-to-face and time-intensive Limited coverage options and agent expertise Limited transparency Few alternatives “One size fits all” advice based on unknown factors (i.e. sales commissions) Over the phone, convenient and efficient Knowledgeable and experienced agents Fully transparent and unbiased Broad product offering Advice tailored to meet individual needs / clients’ best interests Cumbersome Easy The Challenge: Address evolving purchasing behavior of the consumer in a market for very complex products 6

Agents enhance lead conversion and maximize revenue opportunity Highly trained, 100% internal agents Our Agents Technology optimizes our lead acquisition, intelligently matches leads to agents and maximizes our return on marketing spend Post-sale client engagement Our Technology Our Purpose-Built Technology Empowers Our Agents with Tools to Maximize Customer Satisfaction, and Optimize Policyholder Lifetime Value Our Foundational Pillars Our Differentiated Approach Proprietary, data-driven and purpose-built solutions Intelligent lead acquisition Real time lead-to-agent matching and routing Pre-hire assessment through seasonal Flex program Conduct personalized, needs-based analysis Incented to place customer in the best policy 7

Differentiated Agent Model Retention of Talent • Six figure top level agent comp • 90%+ level 1 retention rate • Tenured agents 50% more productive Financial Results • Agent productivity improvements • Industry leading LTV’s • Rapid growth at attractive margins 8

Our Approach is Rooted in Sophisticated Technology

Scalable, Proprietary Technology Solutions from End-to-End

Proprietary, purpose-built technology platform

SelectCare

Core proprietary CRM and parent system, with sales enablement / workflow optimization tools, including lead scoring, lead distribution, customer service and cross-sell capabilities

SelectBid	Get A Lead ("GAL")	ARC / AQE	Workflow Tech	SRTS
Advanced lead scoring and purchasing tools	Unique performance and availability-based lead routing	Real-time quoting and underwriting by carrier	Proprietary consumer lifecycle management ("CLM") tool	Proprietary revenue tracking and ASC 606 financial reporting tool

All functions wrapped with Data Science / Machine Learning to constantly optimize outcomes

Lead Acquisition → **Lead Management & Routing** → **Sales** → **Customer Engagement & Lifecycle Management**

Robust, fully-integrated technology platform drives customer lifetime value / ROI

Rich data assets

- Over 35 years of data across millions of transactions
- Over 1 billion consumer and third-party data points

Sophisticated compliance processes

- Tools and systems to audit calls
- Logged and retrievable customer interactions

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10 Purpose-Built Technology Powers Our Wide Funnel Marketing

11 149 224 497 83 155 368 26 39 82 MA MS DVH PDP Other LTM 2Q FY19 LTM 2Q FY20 LTM 2Q FY21 Medicare Advantage 74% Medicare Supplement 5% Dental, Vision and Hearing 17% Prescription Drug Plan 2% Other 2% SelectQuote Senior – Overview Provides the 65+ Senior market with leading online comparison shopping and expert advice LTM 2Q FY21 Approved Policies: 497k Skilled agents guide seniors through complex sales and enrollment process (primarily MA and MS) SelectQuote automatically earns a recurring commission as long as the policy is in place Segment serves a market with strong demographic tailwinds Represents 15+ leading, nationally-recognized insurance carrier partners LTM 2Q FY19 – LT M 2Q FY2 1: 23 4% Avg. LTV of Commissions Per Policy (1) ($ per policy) Senior Health Division Approved Policies (000s of policies) SelectQuote Business Mix by Approved Policies 1,248 1,220 138 261 1,274 1,361 147 252 1,274 1,305 145 230 FY 2019 FY 2020 FY 2021 MA MS DVH PDP Notes: 1. LTM represents Last Twelve Months financial results.as of 12/31/2020

SelectQuote Life – Overview

- **Leading distributor of term life insurance founded in 1985**
- **SelectQuote was the first term life insurance exchange platform in the U.S.**

Places policies on behalf of 15+ leading, nationally recognized insurance carrier partners (primarily Term and Permanent Life)

Career agents provide consultative sale to drive longer term and higher face amount

Over **1.75MM** plans sold nationwide since inception

Final Expense product provides a death benefit with minimal medical underwriting required. Over 50% of Final Expense sales to customers 65+, creating attractive cross-sell opportunities.

SelectQuote Life Premium Mix



Final Expense Premiums 43%
LTM 2Q FY21 Life Premium: $136MM
Core Premiums 55%
Ancillary Premiums 2%

Total Life Premium

($MM)



LTM 2Q FY19 – LTM 2Q FY21 CAGR: 27%
84
8
75
94
15
76
136
58
75
LTM 2Q FY19
LTM 2Q FY20
LTM 2Q FY21
Core Premium
Ancillary Premium
Final Expense Premium

Notes:
1. LTM represents Last Twelve Months financial results.as of 12/31/2020

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SelectQuote Life – Overview – Final Expense Product

Basic death benefit to cover funeral expenses via simplified or even no medical underwriting

- Fast, straightforward sales process with simplified or even no medical underwriting leads to high agent production
- Attractive financial profile with strong EBITDA margins [(2)] and cash flow breakeven in about a year
- Significant cross-sell potential with Senior as over half of Final Expense sales to date are 65+ years of age
- Life Health Advisors (LHAs) sell Medicare plans during AEP and OEP and then flex over to sell Final Expense the rest of the year

SelectQuote Final Expense Premium FY Growth

($MM)


LTM 2Q FY19 – LTM 2Q FY21 CAGR: 176%
8
15
58
LTM 2Q FY19
LTM 2Q FY20
LTM 2Q FY21
Final Expense Premium

SelectQuote Final Expense Premium 2Q Growth

($MM)


2Q FY20 – 2Q FY21 Growth: 229%
3
11
2Q FY20
2Q FY21
Final Expense Premium

Notes:

1. LTM represents Last Twelve Months financial results.as of 12/31/2020
2. See reconciliations from Adjusted EBITDA to net income on slides 23-26.

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SelectQuote Auto & Home – Overview

Licensed agents providing expert advice to 35,000+ customers annually[2]

Provides unbiased online comparison shopping platform for auto, home and specialty insurance lines

Frequently bundle products to deliver customer value and drive retention

"Must have" nature of personal lines P&C creates a large and growing market

51%	**Bundle Rate[3]**
25+	**National Carrier Partners**

Total Premium

($MM)


LTM 2Q FY19 - LTM 2Q FY21 CAGR: 15%
52
63
68
LTM 2Q FY19
LTM 2Q FY20
LTM 2Q FY21

Notes:
1. LTM represents Last Twelve Months financial results.as of 12/31/2020
2. Customer count for FY20
3. Bundle rate for FY20

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Strategic Focus and Competitive Differentiators • Our strategy is to maximize absolute profitability at attractive returns on invested capital • Predictable cash flows are driven by high quality of policies written • Our choice model paired with highly trained, in- house agents and dedicated customer care teams was purpose-built to ensure customers buy the right plan for their specific needs which leads to high retention rates • Our market-leading Lifetime Value and Adjusted EBITDA per policy (1) are a function of the way we have built and refined our business over 35 years • We have a strong record of attractive returns on invested capital and have a long runway to replicate those returns at scale 15 Notes: 1. See reconciliations from Adjusted EBITDA to net income on slides 23-26.

291 403 772 153 252 584 105 114 153 32 38 39 Senior Life Auto & Home Corp LTM 2Q FY19 LTM 2Q FY20 LTM 2Q FY21 Adj. EBITDA(1)(2)(3) ($MM) 81 121 226 65 109 223 27 25 33 9 9 10 (18) (22) (40) Senior Life Auto & Home Corporate LTM 2Q FY19 LTM 2Q FY20 LTM 2Q FY21 We Have a High-Growth, Scalable Business Model Notes: 1. LTM represents Last Twelve Months financial results.as of 12/31/2020. 2. The sum of the segments may not equal the total due to rounding. 3. See reconciliations from Adjusted EBITDA to net income on slides 23-26. CA GR : 63 % CA GR : 6 6% 28% 30%Adj. EBITDA Margin(3) 29% Revenue(1)(2) ($MM) 16

What Is Policyholder Lifetime Value?

Under ASC 606, SelectQuote Recognizes the Upfront Commission and the Estimated Value of Renewal Commissions as Revenue in the Period in Which the Policy Is Approved


Persistency Rates
Upfront Commission
Renewal Commission
Components of Policyholder Lifetime Revenue Include

Policyholder Lifetime Value from a MA / MS Policy


Policyholder Lifetime Revenue
Costs of Acquisition
Policyholder Lifetime Value
Production Bonus and Other Revenues
Other Commissions
MA / MS Commissions

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How We Maximize Policyholder Lifetime Value SelectQuote Seeks to Optimize all Components of Policyholder Lifetime Value Acquisition Costs Lead Close Rates Commissions Customer Retention Economies of scale Optimized marketing spend Multi-channel lead scoring Agent leveling system Higher quality leads Sophisticated analytics Production bonuses “Pods” established with select carriers Favorable commission structures Dedicated Customer Care team Tailored retention strategies Cross-sell 18

Industry Leading Unit Economics

LTM ending September 30, 2020


$1,502
$924
$577
Revenue per approved MA/MS policy(1)
Cost per approved MA/MS policy(2)
Adj. EBITDA per approved MA/MS policy(3)(7)
SelectQuote
Peer A (4)
Peer B (5)

Notes:
Source: Analysis based on publicly filed documents, Financials based on Medicare / Senior Operating Segment

1. Segment Revenue divided by approved MA and MS policies
2. Cost represents Segment Revenue minus Segment Adj. EBITDA divided by approved MA and MS policies
3. Segment Adj. EBITDA divided by approved MA and MS policies
4. Medicare Segment policies and financials include both Internal and External segments
5. Excludes $42.3m one time tail adjustment in 4Q 2019
6. Represents Medicare/Senior segment revenue and costs only
7. See reconciliations from Adjusted EBITDA to net income on slides 23-26.

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Upfront Cost First Year Cash Received Renewal Cash Received to Date Cash to be received from polices that have already renewed Future Expected Cash from Renewals 2015 Cost 2015 Revenue 2016 Cost 2016 Revenue 2017 Cost 2017 Revenue 2018 Cost 2018 Revenue 2019 Cost 2019 Revenue 2020 Cost 2020 Revenue Predictable Cash Flow & Attractive Returns Annual Customer Cohorts Added as Recently as 2018 Are Already Cash Flow Positive • All costs incurred in year 1 of customer life • Per ASC 606, anticipated lifetime revenue recognized in year 1 • On a cash basis, cohorts typically breakeven in year 2-3 • Significant cash returns generated thereafter 20 Note: As of end of fiscal year 2020 (June 30, 2020)

Growing Faster While Using Less Cash *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 23-26. ◦ IPO provided growth capital for the next several years ◦ Post IPO results have exceeded forecasts for revenue and EBITDA ◦ Accelerated growth would typically drive greater cash consumption ◦ Used less Cash Flow from Operations despite faster growth 4QFY20 - 2QFY21 ($MM) 21 485 107 (163) 624 182 (123) Expectation at IPO Actual + 29% + 6 9% $40m Favo rable Revenue Adj. EBITDA* Cash Flow From Operations

22 Our Attractive and Scalable Platform Is Growing… Our Platform Provides Ample Support for Future Years of Growth with Minimal Ongoing Working Capital Requirements Maximize policyholder lifetime value Increase size and enhance productivity of agent force Deepen consumer penetration and drive cross-sell opportunities Deepen and broaden insurance carrier partnerships Introduce new products Our Drivers of Continued Growth As Our Platform Has Grown, So Has Our Value Proposition

Supplemental information 23

24 LTM 2Q FY21 Adjusted EBITDA to Net Income Reconciliation LTM 2Q FY 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 583,925 $ 152,577 $ 39,348 $ (3,356) $ 772,494 Operating expenses (360,899) (119,934) (28,891) (36,957) (546,681) Other expenses, net — — — (56) (56) Adjusted EBITDA 223,026 32,643 10,457 (40,369) 225,757 Share-based compensation expense (2,495) Non-recurring expenses (3,117) Fair value adjustments to contingent earnout obligations (1,529) Restructuring expenses (186) Depreciation and amortization (11,762) Loss on disposal of property, equipment, and software (522) Interest expense, net (32,422) Income tax expense (38,708) Net Income $ 135,016

25 LTM 2Q FY20 Adjusted EBITDA to Net Income Reconciliation LTM 2Q FY 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 251,602 $ 113,840 $ 38,010 $ (378) $ 403,074 Operating expenses (142,351) (88,765) (29,366) (21,518) (282,000) Other expenses, net — — — (23) (23) Adjusted EBITDA 109,251 25,075 8,644 (21,919) 121,051 Share-based compensation expense (9,317) Non-recurring expenses (2,659) Restructuring expenses (344) Depreciation and amortization (5,696) Loss on disposal of property, equipment, and software (168) Interest expense, net (7,909) Income tax expense (22,450) Net Income $ 72,508

26 LTM 2Q FY19 Adjusted EBITDA to Net Income Reconciliation LTM 2Q FY 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 153,435 $ 105,203 $ 32,307 $ (281) $ 290,664 Operating expenses (88,880) (78,694) (23,753) (17,869) (209,196) Other expenses, net — — — (9) (9) Adjusted EBITDA 64,555 26,509 8,554 (18,159) 81,459 Share-based compensation expense (7) Non-recurring expenses (688) Restructuring expenses (2,910) Depreciation and amortization (3,990) Loss on disposal of property, equipment, and software (312) Interest expense (1,129) Income tax expense (17,634) Net Income $ 54,789